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                          RESORTS INTERNATIONAL, INC.

                                1133 BOARDWALK

                      ATLANTA CITY, NEW JERSEY 08401-7329



                                                               October 11, 1993



Fidelity Management and Research Company

(as investment adviser to certain funds

  and accounts)

82 Devonshire Street

Boston, Massachusetts 02109



TCW Special Credits

(as manager of certain funds and accounts)

865 South Figueroa Street

Suite 1800

Los Angeles, California 90017



     Re: CONSENT RIGHTS



     Reference is made to that certain Purchase Agreement, dated the date hereof, by and between Resorts International, Inc. ("RII") and Sun

International Hotels Limited ("SIHL") (the "Purchase Agreement"), that certain

Standby Distribution Agreement, to be executed and delivered on or before

October 16, 1993, by and between RII and Paradise Island Resorts Limited

("PIRL") (the "Standby Agreement") and RII's Reorganization Plan (as defined in each of the Purchase Agreement and the Standby Agreement). Unless otherwise indicated, the capitalized terms used herein have the same meaning assigned to such terms in the Standby Agreement.



     If, and only if, at any time prior to the Effective Date under the

Reorganization Plan, or the Closing Date under either the Purchase Agreement or the Standby Agreement, as applicable, Fidelity and TCW shall cease to beneficially own an aggregate of at least twenty percent (20%) of the aggregate principal amount of the outstanding Old Series Notes, then all the rights of consent, approval, acceptance or direction granted to Fidelity and TCW under the Reorganization Plan, the Purchase Agreement or the Standby Agreement, as

applicable, shall thereupon cease to exist; PROVIDED, HOWEVER, that nothing herein shall limit or otherwise prejudice in any manner any rights which

Fidelity and TCW may have under the Bankruptcy Code and the Bankruptcy Rules.

In addition, if either of Fidelity or TCW shall cease to beneficially own any

Old Series Notes whatsoever (but the other retains an aggregate of at least twenty percent







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(20%) of the aggregate principal amount of the outstanding Old

Series Notes), then the rights described above shall be extinguished solely as to the person ceasing to own any such Old Series Notes, without prejudice to the rights of the other hereunder.



     The foregoing is without prejudice to the rights of each of Fidelity and

TCW under that certain letter agreement among Fidelity, TCW, RII, GRI, SIHL and Sun International Investments Limited setting forth the terms and conditions under which funds managed by Fidelity and TCW will vote Old Series

Notes beneficially owned by them for acceptance of the Reorganization Plan.



     If the foregoing accurately sets forth the arrangements among us, please so indicate by signing this letter below.



                                       Very truly yours,



                                       RESORTS INTERNATIONAL, INC.





                                       By: /s/ Christopher D. Whitney

                                           __________________________________



ACCEPTED AND AGREED:



Fidelity Management and research Company

(as investment adviser to certain funds and accounts)



By: /s/ Judy Mencher

    ______________________________________



TCW Special Credits

(as manager of certain funds and accounts)



By: TCW Asset Management Co.,

    its managing partner



    By: /s/ Bruce Karsh

        __________________________________



    By: /s/ Richard Masson

        __________________________________



ACKNOWLEDGED AND AGREED TO:



Sun International Hotels Limited



By: /s/ Howard Kerzner

    ______________________________________





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